Exhibit 99.1

                           AquaCell Technologies, Inc.


                              Investor Presentation


                                  March, 2007

Disclaimer

Safe Harbor. Statement Under the Private Securities Litigation Reform Act of 1955

     Statements about the Company's future expectations, including the acquisition of Sky Electronics, Inc. future revenues and earnings, and all other statements in this presentation other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. While these statements are mad to convey to the public the Company's progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the Company at this time, the Company intends that such forward-looking statements be subject to the safe harbors created thereby. Since these statements involve risks and uncertainties and are subject to change at any time, the Company's actual results could differ materialy from expected results. Important factors that may cause actual results to differ are set forth in the Company's periodic filings with the US Securities and Exchange Commission.

Company Overview

 o AquaCellTechnologies

   -Exited water cooler business
   -Became public company platform for acquisition of Sky Electronics, Inc.

 o Sky Electronics

   -Independent supplier of networking hardware equipment and other computer related components sold to independent VARs

 o Additional acquisition opportunities complementary to Sky in pipeline

Key Facts

Symbol                                                                   AQUA.PK
--------------------------------------------------------------------------------
Corporate Headquarters                                      Rancho Cucamonga, CA
--------------------------------------------------------------------------------
Stock Price (03/05/07) || 52-Week Range                    $0.21 || $0.01- $0.38
--------------------------------------------------------------------------------
Shares Outstanding                                                    31,715,128
--------------------------------------------------------------------------------
Market Capitalization                                                 $6,700,000
--------------------------------------------------------------------------------
Volume (daily 90-day average)                                            225,000
--------------------------------------------------------------------------------
Debt (03-05-07)                                                         $900,000
--------------------------------------------------------------------------------
Cash (03-05-07)                                                         $900,000
--------------------------------------------------------------------------------
Insider Ownership                                                            25%
--------------------------------------------------------------------------------
Institutional Ownership Shares                                                0%
--------------------------------------------------------------------------------
Full-time Employees                                                           10
--------------------------------------------------------------------------------
Fiscal Year                                                              June 30
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Accounting Firm                                  Wolinetz, Lafazan & Company, PC
--------------------------------------------------------------------------------

Management

 o James C. Witham - Chairman of the Board, Chief Executive Officer and founder of AquaCell Technologies, Inc. - Formerly founded and completed IPO's on three previous companies

 o Kevin Spence - President, Chief Financial Officer, AquaCell Technologies, Inc. Formerly Chief Financial Officer of $4.5 billion US Filter Corporation. Audit Partner, KPMG


 o Dan Rickabus - Chief Executive Officer, Sky Electronics, Inc. - 15 years industry experience in sales, management and ownership building two different companies, one to $50 million and now Sky to $20 million in annual sales


 o Board of Directors - Five members, three of which are independent

Company History

 o AquaCell completed its initial public offering in February 2001

 o Entered water cooler business in 2000

 o Exited water cooler business in 2006

 o March 2007 AquaCellsigned Definitive Agreement to acquire Sky
   Electronics, Inc.

                                  [GRAPHICS]

Sky Acquisition Terms

 o TTM Rev: $19.0 million

 o TTM EBITDA: $1.3 million

 o TTM Gross Margin: 25.5%

 o TTM Operating Margin: 6%

 o Total Purchase Price:
   -Cash: $1.25 million
   -Stock: 8 million common shares
   -Earn Out: $1.25 million to be paid over one year
   -Assumed debt/liabilities: $2.3 million

 o Key Management employment contract:
   -Dan Rickabus, Sky's Chief Executive Officer, 5-year employment contract

Product/Service Description

 o Sky Electronics, founded in April 2001, is one of the premier independent suppliers of networking hardware equipment and other computer related components in the United States

 o Sky has over 2,000 resellers, provides competitive pricing, major manufacturer's brand products and superior customer service

 o Sky's product brands include:

                                  [GRAPHICS]

Target Market

 o Target Customers - Small to medium-sized Solution Providers / Value Added Resellers (VARS) nationwide, of which there are thousands at revenue levels under $50 million annually.

     These customers need Sky in order to compete with those VARS who are achieving the largest manufacturer discounts

 o Market Size-Greater than $50 billion

 o Market Growth Rate-Market has consistently grown at greater than 20% per year for over 10 consecutive years, due in part to the continued demand for greater speed in internet information flow.

Competition

Competitive strengths

 o Pricing
 o Product availability
 o Superior service (constant and consistent customer communication)
 o Relationship selling

Case Study - 1

Customer - Small to medium sized Solution Provider/VAR (Less than $50 million in size)

Customer problem:  Needs obsolete product for legacy system

 o Competitor's solution - Replace product with latest generation technology (not specified and much more expensive)

 o Sky's Solution - Source the obsolete product through its comprehensive product-sourcing network, resulting in:

   -Significant cost savings
   -Satisfied long-term customer

Case Study - 2

Customer - Small to medium sized Solution Provider/VAR (Less than $50 million in size)

Customer problem: Customer requires aggressive product pricing solution to remain competitive

 o Sky's Solution - Sky's expertise in product sourcing and pricing finds the product at significant pricing discounts, resulting in:

   -Small to medium sized Solution Provider effectively competing on a pricing level
   -Results in VAR becoming more competitive in the market
   -Satisfied long-term customer

Sales & Distribution

 o Selling Strategy - Aggressive telemarketing

 o Sales Cycle - Annuity based sales approach with a monthly sales cycle

 o Sales Pipeline - Due to established relationships (1,100 customers and growing), Sky has demonstrated the ability to reliably project annual revenue

 o Internal Growth Rate - 44% compounded annual growth rate since 2001

 o Revenue Analysis - 80% of 2006 revenue generated from existing customer base, 20% from new customers

Growth Strategy

Sky's Internal Growth Rate:

   2004 - 16%
   2005 - 23%
   2006 - 22%
   2007 - 20% (Projected)

External Growth:

   Fragmented industry
   Identified complementary acquisitions
   Acquisition terms similar to Sky

AQUA Capitalization Table
--------------------------------------------------------------------------------
                                                           Average
                                                Issued      Strike       Fully
                                                Shares      Price       Diluted
--------------------------------------------------------------------------------
Equity (75,000,000 authorized)

Common stock                                   31,715,000             31,715,000

Employee Common stock options                                          4,000,000

Warrants, expiring through 2012                             $0.70      8,891,000
                                               ----------             ----------
                                               31,715,000             44,606,000
                                               ----------             ----------


                                                                      Principal
Debt                                                                   Balance
                                                                      ----------
Convertible debt, 9%, due 2008                                         $900,000
                                                                      ==========

Sky Balance Sheet at 12/31/06

ASSETS

Current Assets:
  Accounts Receivable                        2,454,449
  Inventory                                    319,908
  Other                                          5,000
                                             ---------
Total Current Assets                         2,779,357

Property and equipment, net                    193,447
                                             ---------
Total Assets                                 2,972,804
                                             =========


LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities:
  Secured line of credit                     1,316,355
  Accounts Payable, Accruals and Other       1,067,856
                                             ---------
Total Current Liabilities                    2,384,211

Stockholder's Equity:
  Common stock                                  10,000
  Retained Earnings                            588,593
                                             ---------
Total Stockholder's Equity                     588,593

Total Liabilities and Stockholder's Equity   2,972,804
                                             =========

Note: Net operating loss carry forward from AquaCell Technologies is $15 million

Summary

 o Experienced management team
   -New President and CFO formerly CFO of $4.5 billion US Filter Corporation;
    Audit Partner, KPMG

 o Acquiring SKY Electronics, premier independent supplier of networking equipment and hardware
   -1,100 customers and growing
   -TTM Rev: $19mm; TTM EBITDA: $1.3mm; TTM Gross Margin: 25.5%;
    TTM Operating Margin: 6%
   -3 year growth rate over 20% annually; 80% of 2006 revenue from existing customers
   -Existing SKY management will continue to operate business

 o Aqua has other complementary accretive acquisitions identified
   -Terms similar to the SKY acquisition
   -Acquisitions can be easily financed

 o Public company characteristics
   -Clean Capitalization Table
   -Clean Balance Sheet
   -Approximately $50k daily trading volume
   -Stock trades at less than 50% of TTM revs; approximately 6 times TTM EBITDA